UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 23, 2012

National Beverage Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000
Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 23, 2012 National Beverage Corp. announced a special cash dividend in the range of $1.50 to $3.00 per share and that the per-share amount will be finalized no later than November 30, 2012.  This press release is furnished as Exhibit 99.1 hereto.

On November 29, 2012, National Beverage Corp. announced the record date for the special dividend of December 7, 2012 and that the amount of the dividend was finalized at $2.55 per share.  This press release is furnished as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits

(c) Exhibit 99.1	Press release dated November 23, 2012.

(c) Exhibit 99.2	Press release dated November 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp.
(Registrant)

Date: November 29, 2012	/s/ George R. Bracken
George R. Bracken
Executive Vice President - Finance

EXHIBIT INDEX

99.1	Press release dated November 23, 2012

99.2	Press release dated November 29, 2012